Ticker: Retail Class TBD | Institutional Class TSMDX

Summary Prospectus
October 31, 2017

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at http://trilliummutualfunds.com/small-mid-mutual-fund/smallmid-cap-fund-documents/. You may also obtain this information at no cost by calling 866.209.1962 or by e-mail at info@trilliuminvest.com. The Fund's Prospectus and Statement of Additional Information, both dated October 31, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Trillium Small/Mid Cap Fund (the "SMID Fund" or "Fund") seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the SMID Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Retail Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses (includes a 0.10% shareholder servicing fee for the Retail Class)	3.78%	3.88%
Total Annual Fund Operating Expenses	4.53%	4.88%
Fee Waiver and/or Expense Reimbursement/Recoupment	-3.55%	-3.55%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	0.98%	1.33%

(1)
Trillium Asset Management, LLC (the "Adviser" or "Trillium") has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Institutional Shares to 0.98% and for the Retail Shares to 1.33% of the SMID Fund's average daily net assets (the "Expense Caps"). The Expense Caps are indefinite, but will remain in effect until at least October 31, 2018. The Expense Caps may be terminated at any time by the Trust's Board of Trustees (the "Board") upon 60 days' notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the SMID Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.

Example

This Example is intended to help you compare the cost of investing in the SMID Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the contractual Expense Cap for the first year only). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$100	$1,047	$2,003	$4,432
Retail	$135	$1,148	$2,164	$4,713

Portfolio Turnover

The SMID Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund's performance. During the most recent fiscal year, the Fund's turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the SMID Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Adviser defines small- and mid-cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the S&P 1000® Index. The Adviser seeks stocks with high quality characteristics and strong environmental, social, and governance (ESG) records. Trillium defines high-quality characteristics to include:

• Financial Statement Integrity
• Conservative Debt Management
• Positive and Growing Cash Flow from Operations
• Sector-leading policies and performance related to key ESG Issues

When selecting securities for the Fund, the Adviser conducts bottom-up financial analysis that includes a review of environmental, social, and governance issues and how they may impact stock valuation or performance. ESG factors reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, and supply chain and human rights policies. Companies that meet our ESG requirements or sustainability criteria typically have strong sustainability data and policy reporting, for example publishing a comprehensive corporate sustainability report. These companies may have strong board diversity, such as two or more women on the board. ESG criteria may be somewhat different industry by industry. For example, in the apparel industry we would seek companies with a comprehensive supply chain code of conduct and monitoring. In the energy industry, we would seek companies with solid worker safety records and environmental management programs.

Additionally, the Fund may invest up to 20% of its total assets in the securities of foreign issuers, including indirectly through American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Fund's foreign holdings may include companies domiciled in emerging markets as well as companies domiciled in developed markets. The Adviser may sell stocks for several reasons, including when the stock no longer meets its ESG criteria or when the security declines in value and no longer reflects the investment thesis defined by the analyst or if the security rises well beyond the capitalization range of the product.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the SMID Fund. The following risks could affect the value of your investment in the Fund:

•
Equity Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Foreign Securities and Emerging Markets Risk: Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between United States and foreign regulatory practices. Because securities of foreign issuers generally will not be registered with the Securities and Exchange Commission ("SEC"), and such issuers will generally not be subject to the SEC's reporting requirements, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Additionally, with respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Fund invests in issuers located in emerging countries, these risks may be more pronounced.

•
General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.

•
Management Risk: Trillium may fail to implement the Fund's investment strategies or meet its investment objective. There is no guarantee that the Adviser's judgments about the attractiveness, value and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results.

•
Small and Mid-Sized Company Risk: Investments in small to mid-sized companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies.  Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies. They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.

•
Sustainability (ESG) Policy Risk: The Fund's ESG policy could cause it to perform differently compared to similar funds that do not have such a policy in certain market conditions. The application of the Adviser's social and environmental standards may affect the Fund's exposure to certain issuers, industries, sectors, and factors that may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

Performance

The following performance information provides some indication of the risks of investing in the SMID Fund. The bar chart below illustrates the Fund's Institutional Class shares total returns for its first full calendar year. The table below illustrates how the Fund's average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.trilliummutualfunds.com.

Calendar Year Total Return as of December 31,*
Institutional Class

* The SMID Fund's year-to-date return as of September 30, 2017 was 11.20%.

During the period shown in the bar chart, the SMID Fund's Institutional Class shares' highest quarterly return was 7.08% for the quarter ended September 30, 2016, and the lowest quarterly return was -0.52% for the quarter ended March 31, 2016.

Average Annual Total Returns as of December 31, 2016
	1 Year	Since Inception
Institutional Class
Return Before Taxes	14.48%	7.16%
Return After Taxes on Distributions	13.79%	6.68%
Return After Taxes on Distributions and Sale of Fund Shares	8.27%	5.28%
S&P 1000® Index (reflects no deduction for fees or expenses)	22.49%	16.01%

Institutional Class shares of the Fund commenced operations on August 31, 2015.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts ("IRAs"). The "Return After Taxes on Distributions" may be higher than the "Return Before Taxes" figures because the Fund receives dividends on securities that are net of foreign taxes.  Such taxes are eligible for pass through of foreign tax credits. Shareholders can use the foreign tax credits to reduce their tax liability. With a reduced tax liability, the shareholders are then able to reinvest more of the dividends allowing for a higher return. The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Adviser

Trillium Asset Management, LLC

Portfolio Managers

The SMID Fund is managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Elizabeth Levy, CFA	Senior Vice President, Portfolio Manager and Research Analyst	2017
Laura McGonagle, CFA	Senior Vice President, Portfolio Manager and Research Analyst	Inception
Matthew Patsky, CFA	Managing Partner, CEO, Portfolio Manager	Inception

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Trillium Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 866.209.1962, or through a financial intermediary. The minimum initial investment in the Fund is $100,000 for Institutional Class and $5,000 for Retail Class. You can make additional investments at any time.

Minimum Investments
	To Open Regular Account	To Open Retirement or Tax-Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Institutional Class	$100,000	$100,000	N/A	$1,000
Retail Class	$5,000	$1,000	$1,000	$100

Tax Information

The Fund's distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.